EXHIBIT 10.26


SECOND AMENDMENT TO AMENDED AND RESTATED CONSIGNMENT AGREEMENT


     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CONSIGNMENT AGREEMENT is made as of the day of July, 1994, by and between REPUBLIC NATIONAL BANK OF NEW YORK, a national banking association ("Consignor") and TOWN & COUNTRY REPUBLIC NATIONAL BANK OF NEW YORK CORPORATION, a Massachusetts corporation ("T&C"), TOWN & COUNTRY FINE JEWELRY GROUP, INC., a Massachusetts corporation ("Group"), L.G. BALFOUR COMPANY, INC., a Delaware corporation ("Balfour") and GOLD LANCE, INC., a Massachusetts corporation ("GLI") (T&C, Group, Balfour and GLI are herein referred to, jointly and severally, as "Buyer").

W I T N E S S E T H    T H A T

     WHEREAS, Consignor and Buyer are parties to a certain Amended and Restated Consignment Agreement dated as of May 14, 1993 (as amended from time to time, the "Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Section 12(m) of the Agreement is hereby amended to read in its entirety as follows:

          "(m) Have more than thirteen thousand (13,000) troy ounces of Precious Metal in the aggregate at any one time at, or in transit to or from, fabricators and refiners;"

     2. Section 12(n) of the Agreement is hereby amended to read in its entirety as follows:

          "(n) Permit at any time its Consolidated Tangible Net Worth to be less than (i) Forty-three Million Dollars through June 30, 1994, or (ii) Forty Million Dollars ($40,000,000) from July 1, 1994 through November 26, 1994, or
(iii) Forty-three Million Dollars ($43,000,000) thereafter;"

     3. Section 12 of the Agreement is hereby further amended by adding thereto the following new subsection:

          "(x) Deliver Precious Metal to fabricators, refiners and subcontractors not identified on Exhibit A attached hereto in an amount at any time: (i) in the case of any individual fabricator, refiner or subcontractor, not to exceed one hundred (100) troy ounces; and (ii) in the aggregate, not to exceed the difference (if any) between (x) Equity Precious Metal of the Buyer, and (y) Equity Precious Metal required to be maintained pursuant to Section 11(p) hereof."

     4. To induce Consignor to enter into this Amendment, Buyer hereby (a) represents and warrants to Consignor that on and as of the date hereof, Buyer is not in material default of any covenant set forth in the Agreement, and (b) except as disclosed in writing to Consignor contemporaneously with Buyer's execution hereof, restates as of the date hereof and incorporates herein by reference all representations and warranties set forth in the Agreement, except that for the purposes of such incorporation by reference, the term "this Agreement" shall be amended to refer to "this Amendment".

     5. Except as amended hereby, the Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

     6. Buyer hereby covenants and agrees to pay all out-of-pocket expenses, costs and charges incurred by Consignor (including the reasonable fees and disbursements of its counsel) in connection with the preparation and implements of this Amendment.

     IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                   REPUBLIC NATIONAL BANK
                                  OF NEW YORK

                             By: /s/ Robert Castro
                                      Title: Asst. Vice President

L.G. BALFOUR COMPANY, INC.         TOWN & COUNTRY CORPORATION

By: /s/ C. William Carey           By: /s/ C. William Carey
   Title:  President and              Title: President, CEO,
           Chairman                          and Chairman


GOLD LANCE, INC.                   TOWN & COUNTRY FINE JEWELRY
                                  GROUP, INC.

By: /s/ C. William Carey           By: /s/ C. William Carey
   Title:  Chairman & CEO             Title:  President



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